January 27, 1998







Mr. R. O. Viets
Mr. J. G. Sahn
     300 Hamilton Boulevard, Suite 300
     Peoria, Illinois 61602

Mr. J. H. Byington, Jr.
Mr. D. P. Falck
     One Battery Park Plaza
     New York, New York 10004-1490

Gentlemen:

We hereby make, constitute and appoint each of you and any one of you our true and lawful attorney for each of us and in each of our names, places or steads, both in our individual capacities as directors and/or that of officers of CILCORP Inc., to sign and cause to be filed with the Securities and Exchange Commission CILCORP Inc.'s annual report on Form 10-K for the fiscal year ended December 31, 1997 and any appropriate amendment or amendments to said report and any necessary exhibits.

The undersigned, CILCORP Inc., also authorizes you and any one of you to sign said annual report and any amendment or amendments thereto on its behalf as attorney-in-fact for its respective officers, and to file the same as aforesaid together with any exhibits.

                                             Very truly yours,


                                                     CILCORP Inc.



                                       By_______________________
                                          R. O. Viets, President



                                                              January 27, 1998



Power of attorney related to execution and filing of CILCORP Inc. 1997 annual report on Form 10-K.



____________________________________    __________________________________
          M. Alexis                                   H. S. Peacock




____________________________________   __________________________________
          J. R. Brazil                                K. E. Smith




____________________________________   __________________________________
          W. Bunn III                                 R. N. Ullman




____________________________________   __________________________________
          J. D. Caulder                               R. O. Viets




____________________________________   __________________________________
          H. J. Holland                               M. M. Yeomans




                                       ____________________________________
                                                      T. D. Hutchinson